UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

TLGY ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [      ], 2023
TO THE SHAREHOLDERS OF TLGY ACQUISITION CORPORATION:
You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of TLGY Acquisition Corporation, which we refer to as “we,” “us,” “our,” “TLGY” or the “Company,” to be held at [      ] [a.m.] Eastern Time on [          ], 2023.
The Extraordinary General Meeting will be a virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/tlgyacquisition/2023. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. The Extraordinary General Meeting may also be attended in person at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 1 Liberty Pl, New York, NY 10006. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport.
Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting.
Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated [          ], 2023, and is first being mailed to shareholders of the Company on or about [         ], 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
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a proposal to amend the Company’s amended and restated memorandum and articles of association, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Charter Amendments” and such proposal the “Charter Amendment Proposal” to:

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cancel the three-month automatic extension period to which the Company was entitled in case it filed a preliminary proxy statement, registration statement or similar filing for a business combination with one or more businesses, which we refer to as the “business combination,” during (i) the 15-month period from the consummation of the Company’s initial public offering that was consummated on December 3, 2021, which we refer to as the “IPO”, or (ii) any paid extension period, to consummate a business combination; and

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modify the monthly amount that TLGY Sponsors LLC, our sponsor (the “Sponsor”) or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate a business combination by one month, up to six times, in the event that the Company does not consummate a business combination within 15 months from the consummation of the IPO, if requested by the Sponsor and accepted by the Company, from $0.033 to the lesser of $0.033 per outstanding share and $180,000.

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a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete a business combination. Approval of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments. The Charter Amendment Proposal is also conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the Trust Account to be reduced below $60.0 million. Our board of directors (the “Board”) reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) announcing the proposed business combination. If the Charter Amendments are approved and implemented, we intend to complete a business combination as soon as possible and in any event within 15 months from the consummation of the IPO (or up to 21 months if such date is extended in accordance with Charter and the Charter Amendments) (the “Termination Date”).
In connection with the Charter Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of Class A ordinary shares issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Charter Amendment Proposal. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Charter Amendment Proposal by the requisite vote of shareholders. The Charter Amendment Proposal is conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the Trust Account to be reduced below $60.0 million. The Board reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
Immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, will be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution will remain unchanged. Therefore, any redemption requests made in connection with the Charter Amendment Proposal and the initial business combination will increase the pro rata share of distributable redeemable warrants to be distributed to each shareholder with respect to any shares not redeemed by such shareholder. We intend to offer to holders of distributable redeemable warrants in connection with the closing of an initial business combination, which we are actively seeking to accomplish, the option to convert each whole distributable redeemable warrant into one-fifth of a Class A ordinary share.
We believe it is in the best interest of the Company and our shareholders to maintain approximately $60.0 million of funds in the Trust Account in order to best position us to negotiate with one or more potential targets and to consummate a business combination. For that purpose, the Company encourages its public shareholders to redeem three-quarters of their shares in connection with this proxy solicitation.
If the Charter Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in the Charter as amended by the Charter Amendments. In addition, if the Charter Amendment Proposal is approved, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Termination Date.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent by the Extraordinary General Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[      ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on [         ], 2023 was $[      ]. The Company cannot assure shareholders that they will be able to sell their shares of the Company’s Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public shareholders have made an Election, and will, as promptly as reasonably practicable, and in any event within five business days, return any shares tendered to the Company’s transfer agent prior to the Extraordinary General Meeting. Further, if the Charter Amendments are not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
The Sponsor owns 5,344,700 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 11,259,500 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO and upon the exercise of the underwriters’ over-allotment option. In addition, each of our independent directors owns 30,000 Founder Shares. Jin-Goon Kim is the manager of TLGY Holdings LLC, which is the manager of our sponsor, and has joint voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. Accordingly, the shares held by our Sponsor may be deemed to be beneficially held by Jin-Goon Kim. Jin-Goon Kim disclaims beneficial ownership of the ordinary shares held of record by the Sponsor, except to the extent of any pecuniary interest therein. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B ordinary shares. In the event of a liquidation, our Sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Amending our Charter requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), which requires the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares. Notwithstanding shareholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our shareholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting.
Our Board has fixed the close of business on [         ], 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.
After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Cayman Islands law and the Charter, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.
[ ], 2023	By Order of the Board of Directors Jin-Goon Kim Chief Executive Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal, and an abstention will mean that your vote will not be counter as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [         ], 2023: This notice of meeting and the accompanying Proxy Statement are available at [      ].

TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [      ], 2023
PROXY STATEMENT
The Extraordinary General Meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of TLGY Acquisition Corporation, which we refer to as the “we,” “us,” “our,” “TLGY” or the “Company,” will be held at [      ] [a.m.] Eastern Time on [         ], 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/tlgyacquisition/2023. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting may also be attended in person at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 1 Liberty Pl, New York, NY 10006. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:
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a proposal to amend the Company’s amended and restated memorandum and articles of association, which we refer to as the “Charter,” in the form set forth in Annex A to this Proxy Statement, which we refer to as the “Charter Amendments” and such proposal the “Charter Amendment Proposal” to:

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cancel the three-month automatic extension period to which the Company was entitled in case it filed a preliminary proxy statement, registration statement or similar filing for a business combination with one or more businesses, which we refer to as the “business combination,” during (i) the 15-month period from the consummation of the Company’s initial public offering that was consummated on December 3, 2021, which we refer to as the “IPO”, or (ii) any paid extension period, to consummate a business combination; and

•
modify the monthly amount that TLGY Sponsors LLC, our sponsor (the “Sponsor”) or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to extend the period of time to consummate a business combination by one month, up to six times, in the event that the Company does not consummate a business combination within 15 months from the consummation of the IPO, if requested by the Sponsor and accepted by the Company, from $0.033 to the lesser of $0.033 per outstanding share and $180,000.

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a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete a business combination. Approval of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments. The Charter Amendment Proposal is also conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the Trust Account to be reduced below $60.0 million. Our board of directors (the “Board”) reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) announcing the proposed business combination. If the Charter Amendments are approved and implemented, we intend to complete a business combination as soon as possible and in any event within 15 months from the consummation of the IPO (or up to 21 months if such date is extended in accordance with Charter and the Charter Amendments) (the “Termination Date”).
In connection with the Charter Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding shares of Class A ordinary shares issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Charter Amendment Proposal. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Charter Amendment Proposal by the requisite vote of shareholders. The Charter Amendment Proposal is conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the Trust Account to be reduced below $60.0 million. The Board reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
Immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, will be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution will remain unchanged. Therefore, any redemption requests made in connection with the Charter Amendment Proposal and the initial business combination will increase the pro rata share of distributable redeemable warrants to be distributed to each shareholder with respect to any shares not redeemed by such shareholder. We intend to offer to holders of distributable redeemable warrants in connection with the closing of an initial business combination, which we are actively seeking to accomplish, the option to convert each whole distributable redeemable warrant into one-fifth of a Class A ordinary share.
We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[      ] that was in the Trust Account as of [         ], 2023, the record date, but it will be at least $60.0 million unless the minimum balance condition is waived by the Board. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Charter Amendment Proposal by the requisite vote of shareholders.
If the Charter Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in the Charter as amended by the Charter Amendments. In addition, if the Charter Amendment Proposal is approved, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Termination Date.
The Sponsor owns 5,344,700 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 11,259,500 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO and upon the exercise of the underwriters’ over-allotment option. In addition, each of our independent directors owns 30,000 Founder Shares. Jin-Goon Kim is the manager of TLGY Holdings LLC, which is the manager of our Sponsor, and has joint voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. Accordingly, the shares held by our Sponsor may be deemed to be beneficially held by Jin-Goon Kim. Jin-Goon Kim disclaims beneficial ownership of the ordinary shares held of record by the Sponsor, except to the extent of any pecuniary interest therein. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B ordinary shares. In the event of a liquidation, our Sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The Sponsor and all of our directors are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. Currently, our Sponsor and our directors own approximately 18.9% of our issued and outstanding ordinary shares, including 5,434,700 Founder Shares. Our Sponsor and directors do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Charter Amendments.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent by the Extraordinary General Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
With respect to the regulation of special purpose acquisition companies (“SPACs”) like TLGY, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, TLGY currently intends, prior to the Extraordinary General Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of TLGY. Interest on such deposit account is currently [      ]% per annum, but such deposit account carries a variable rate and TLGY cannot assure you that such rate will not decrease or increase significantly.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[      ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on [         ], 2023 was $[      ]. The Company cannot assure shareholders that they will be able to sell their shares of the Company’s Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public shareholders have made an Election, and will, as promptly as reasonably practicable, and in any event within five business days, return any shares tendered to the Company’s transfer agent prior to the Extraordinary General Meeting. Further, if the Charter Amendments are not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,344,700 Founder Shares that were issued to the Sponsor prior to our IPO and 11,259,500 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO and upon the exercise of the underwriters’ over-allotment option. As a consequence, a liquidating distribution will be made only with respect to the public shares. If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[      ]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[      ], plus interest, due to unforeseen claims of creditors.
The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of public shares) under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”) will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which a proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offense and may be liable to a fine of $18,292.68 and to imprisonment for five years in the Cayman Islands.
If the Charter Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated November 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously franchise and income taxes ), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination.
Our Board has fixed the close of business on [         ], 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 23,000,000 shares of Class A ordinary shares and 5,750,000 shares of Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Charter Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Okapi Partners (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $20,000. We will also reimburse the Proxy Solicitor for reasonable out-of- pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
This Proxy Statement is dated [         ], 2023 and is first being mailed to shareholders on or about [          ], 2023.
By Order of the Board of Directors
Jin-Goon Kim Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?	We are a blank check company incorporated in May 2021 as a Cayman Islands exempted company, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 3, 2021, we consummated our IPO from which we derived gross proceeds of $200,000,000 in the aggregate and completed the private sales of Private Placement Warrants from which we derived gross proceeds of $10,659,500. On December 8, 2021, the Company consummated the closing of the sale of an additional 3,000,000 units pursuant to the underwriters’ exercise in full of their over-allotment option, from which we derived gross proceeds of $30,000,000, and also consummated the closing of the sale of an additional 600,000 Private Placement Warrants, from which we derived gross of $600,000. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, the Charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or the Termination Date.
While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that making the Charter Amendments, in combination with the Company’s public shareholders redeeming three-quarters of their shares in connection with this proxy solicitation, would be in the best interest of the shareholders and would also put the Company in a better position to complete a business combination.
What is being voted on?	You are being asked to vote on:

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a proposal to amend the Charter to:

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cancel the three-month automatic extension period to which the Company was entitled in case it filed a preliminary proxy statement, registration statement or similar filing for a business combination during (i) the 15-month period from the consummation of the IPO, or (ii) any paid extension period, to consummate a business combination;

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modify the monthly amount that our Sponsor or its affiliates or designees must deposit into the Trust Account in order to extend the period of time to consummate a business combination by one month, up to six times, in the event that the Company does not consummate a business combination within 15 months from the consummation of the IPO, if requested by the Sponsor and accepted by the Company, from $0.033 to the lesser of $0.033 per outstanding share and $180,000.

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a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete a business combination.

Approval of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments. The Charter Amendment Proposal is also conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the Trust Account to be reduced below $60.0 million. Our Board reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
If the Charter Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Termination Date.
However, we will not proceed with the Charter Amendments or any redemptions in connection therewith if redemptions of our public shares cause the amounts held in the Trust Account to be reduced below $60.0 million. Our Board reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
If the Charter Amendment Proposal is approved and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[ ] that was in the Trust Account as of the record date, but it will be at least $60.0 million unless the minimum balance condition is waived by the Board. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public shareholders have made an Election, and will, as promptly as reasonably practicable, and in any event within five business days, return any shares tendered to the Company’s transfer agent prior to the Extraordinary General Meeting. Further, if the Charter Amendments are not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.
Why is the Company proposing the Charter Amendment Proposal and the Adjournment Proposal?	Our Board has determined that it is in the best interests of our shareholders to approve the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, and that such approval would also put the Company in a better position to complete a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that approval of the Charter Amendment Proposal, in combination with our public shareholders redeeming three-quarters of their shares in connection with this proxy solicitation, would allow the Company to be in a better position to consummate the business combination. Without the Charter Amendments and the redemption of three-quarters of our currently outstanding public shares, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.
If the Charter Amendments are approved and implemented, we intend to complete a business combination as soon as possible and in any event, on or before the Termination Date.
The Company believes that given its expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to amend the Charter in the form set forth in Annex A.
You are not being asked to vote on a business combination at this time. If the Amendments are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.
If the Charter Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Amendments. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.
Why should I vote “FOR” the Charter Amendment Proposal?	The Board believes that it is in the best interests of our shareholders that the Charter Amendments be obtained to put the Company in a better position to complete a business combination. Without the Charter

Amendments, in combination with our public shareholders redeeming three-quarters of their shares in connection with this proxy solicitation, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.
We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination and that it is in the best interests of our shareholders that we obtain the Charter Amendments and that the Company’s shareholders redeem three-quarters of their shares in connection with this proxy solicitation. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
Our Board recommends that you vote in favor of the Charter Amendment Proposal, and encourages you to redeem three-quarters of your shares in connection with this proxy solicitation.
Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.
When would the Board abandon the Charter Amendment Proposal?	We intend to hold the Extraordinary General Meeting to approve the Charter Amendments only if the Board has determined as of the time of the Extraordinary General Meeting that we may not be able to complete a business combination on or before the Termination Date (excluding any paid extensions). If we complete a business combination on or before Termination Date and before the Extraordinary General Meeting, we will not implement the Charter Amendments. Additionally, our Board will abandon the Charter Amendments if our shareholders do not approve the Charter Amendment Proposal.
Notwithstanding shareholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our shareholders. In addition, we will not proceed with the Charter Amendments or any redemptions in connection therewith if the number of redemptions or repurchases of our public shares cause the amounts held in the Trust Account to be reduced below $60.0 million. Our Board reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.
How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 18.9% of our issued and outstanding ordinary shares, including 5,434,700 Founder Shares. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Charter Amendments.

What vote is required to adopt the proposals?	The approval of the Charter Amendment Proposal will require a special resolution under the Companies Act, which requires the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Charter Amendment Proposal?	If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendments. If the Charter Amendment Proposal is approved, and the Charter Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
What happens if the Charter Amendment Proposal is not approved?	Our Board will abandon the Charter Amendments if our shareholders do not approve the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved and we have not consummated a business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no redemptions in respect of which public shareholders have made an Election, and we will, as promptly as reasonably practicable, and in any event within five business days, return any shares tendered to the Company’s transfer agent prior to the Extraordinary General Meeting.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.
If the Charter Amendment Proposal is approved, what happens next?	If the Charter Amendment Proposal is approved, we will continue to attempt to consummate a business combination until the Termination Date. We are actively searching for potential business combinations and expect to seek shareholder approval of a business combination in the future. If shareholders approve a business combination, we expect to consummate a business combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Charter Amendments, our failure to obtain any required regulatory approvals in connection with a business combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[ ] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Upon approval of the Charter Amendment Proposal by holders of the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, we will adopt the amendment to the charter by special resolution under the Companies Act in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A ordinary shares and public warrants will remain publicly traded.
If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.
Notwithstanding shareholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our shareholders.
What happens to the Company’s warrants if the Charter Amendment Proposal is not approved?	If the Charter Amendment Proposal is not approved and we have not consummated a business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.

What happens to the Company’s warrants if the Charter Amendment Proposal is approved?	If the Charter Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Termination Date. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided in each case we have an effective registration statement under the Securities Act covering the shares of Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Am I able to exercise my redemption rights in connection with a business combination?	If you were a holder of ordinary shares as of the close of business on the record date for a meeting to seek shareholder approval of a business combination, you will be able to vote on a business combination. The Extraordinary General Meeting relating to the Charter Amendment Proposal does not affect your right to elect to redeem your public shares in connection with a business combination, subject to any limitations set forth in the Charter (including the requirement to submit any request for redemption in connection with a business combination by the Extraordinary General Meeting of shareholders to vote on a business combination). If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the shareholder vote to approve a business combination, subject to any limitations set forth in the Charter.
How do I attend the meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
• Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

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The passcode for telephone access: 1986179#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

The Extraordinary General Meeting may also be attended in person at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 1 Liberty Pl, New York, NY 10006. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to info@okapipartners.com, so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must follow the instructions included with the enclosed proxy card.
How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Charter Amendment Proposal must be approved by the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at the Extraordinary General Meeting, including the Founder Shares, voting together as a single class. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting or an abstention with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is a quorum requirement?	A quorum of shareholders is necessary to hold a valid meeting. Holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. As of the record date for the Extraordinary General Meeting, 9,583,333 shares of our ordinary shares would be required to achieve a quorum.

Who can vote at the Extraordinary General Meeting?	Only holders of record of our ordinary shares at the close of business on [ ], 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, 23,000,000 shares of our Class A ordinary shares and 5,750,000 shares of our Class B ordinary shares were outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Does the Board recommend voting for the approval of the Charter Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendments and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Charter Amendment Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 5,434,700 Founder Shares (out of 5,750,000 Founder Shares purchased by the Sponsor for $25,000) and 11,259,500 Private Placement Warrants (purchased for $11,259,500), which would expire worthless if a business combination is not consummated. See the section entitled “The Charter Amendment Proposal — Interests of our Sponsor, Directors and Officers.”
Do I have appraisal rights if I object to the Charter Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Charter Amendment Proposal.
What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?	If you are a holder of record of our ordinary shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the

Extraordinary General Meeting and vote online if you have already voted by proxy.
If your shares of our ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I redeem my shares of Class A ordinary shares?	If the Charter Amendments are implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Termination Date.
Immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, will be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution will remain unchanged. Therefore, any redemption requests made in connection with the Charter Amendment Proposal and the initial business combination will increase the pro rata share of distributable redeemable warrants to be distributed to each shareholder with respect to any shares not redeemed by such shareholder. We intend to offer to holders of distributable redeemable warrants in connection with the closing of an initial business combination, which we are actively seeking to accomplish, the option to convert each whole distributable redeemable warrant into one-fifth of a Class A ordinary share.
In order to exercise your redemption rights, you must, prior to the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com
What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.

Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Okapi Partners (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $20,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Okapi Partners, at (855) 208-8903 (toll free) or by email at info@okapipartners.com.
You may also contact us at: TLGY Acquisition Corporation, mail@tlgyacquisition.com.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward- looking statements:
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our ability to complete a business combination;

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the anticipated benefits of a business combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account; and

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the competitive environment in which our successor will operate following a business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 1, 2022, the final prospectus for our initial public offering filed with the SEC on December 3, 2021, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Charter Amendments will enable us to complete a business combination.
Approving the Charter Amendments involves a number of risks. Even if the Charter Amendments are approved, the Company can provide no assurances that a business combination will be consummated prior to the Termination Date. Additionally, even if the Company’s public shareholders redeem three-quarters of their shares in connection with this proxy solicitation, as recommended by the Company, the Company can provide no assurances that a business combination will be consummated prior to the Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendments are approved and three-quarters of our currently outstanding public shares are redeemed, the Company expects to continue to actively search for potential business combinations and seek shareholder approval of a business combination in the future.
We are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendments, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Charter Amendments or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendments and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Proposed Rules (defined below) may cause us to liquidate the funds in the Trust Account or liquidate SDAC at an earlier time than we might otherwise choose.
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 21 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to, prior to the Extraordinary General Meeting, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Extraordinary General Meeting, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of consummation of our initial business combination or liquidation of the Company.

Interest on such deposit account is currently [     ]% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,344,700 Founder Shares that were issued to the Sponsor prior to our IPO and 11,259,500 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO and upon the exercise of the underwriters’ over-allotment option. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, each of our independent directors owns 30,000 Founder Shares. Jin-Goon Kim is the manager of TLGY Holdings LLC, which is the manager of our Sponsor, and has joint voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. Accordingly, the shares held by our Sponsor may be deemed to be beneficially held by Jin-Goon Kim. Jin-Goon Kim disclaims beneficial ownership of the ordinary shares held of record by the Sponsor, except to the extent of any pecuniary interest therein. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. Our Sponsor, directors and officers may therefore have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

BACKGROUND
We are a blank check company incorporated in May 2021 as a Cayman Islands exempted company, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
There are currently 23,000,000 shares of Class A ordinary shares and 5,750,000 shares of Class B ordinary shares issued and outstanding. In addition, we issued warrants to purchase 11,500,000 shares of our Class A ordinary shares as part of the units offered in our IPO, along with an aggregate of 11,259,500 warrants (convertible into an aggregate of 11,259,500 shares of Class A ordinary shares ) warrants underlying the Private Placement Warrants issued to our Sponsor in a private placement simultaneously with the completion of the IPO and upon the exercise of the underwriters’ over-allotment option. Each whole warrant entitles its holder to purchase one whole share of Class A ordinary shares at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability upon a minimum of 30 days’ prior written notice (the “redemption period”) to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and certain issuances of Class A ordinary shares and equity-linked securities) for any 10 trading days within a 20 trading-day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to warrant holders.
We also have the ability upon the redemption period to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the holder will be able to exercise their warrants on cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the Class A ordinary shares, in case the reported last sale price of our Class A ordinary shares equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and certain issuances of Class A ordinary shares and equity-linked securities) for any 10 trading days within a 20 trading-day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to warrant holders.
If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
The exercise price and share redemption trigger price of the warrants can be adjusted in some circumstances if we (i) issue additional shares of Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s sponsor or its affiliates, without taking into account any Founder Shares held by the sponsor or its affiliates, prior to such issuance) (the “Newly Issued Price”); (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions); and (iii) the volume weighted average trading price of the Company’s ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then:
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the exercise price of the warrants will be adjusted to be equal to 115% of the higher of the Market Value and the Newly Issued Price;

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the $10.00 and $18.00 per share redemption trigger price (as described in our Form S-1/A filed with the SEC on October 14, 2021 (the “S-1 Registration Statement”) under “Description of Securities-Redeemable Warrants-Public Shareholders’ Warrants-Redemption of warrants when the price per share of Class A ordinary shares equals or exceeds $10.00” and “Redemption of warrants when the price per share of Class A ordinary shares equals or exceeds $18.00”) will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
A total of $230,600,000 of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.
Additionally, immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022. We intend to offer to holders of distributable redeemable warrants in connection with the closing of an initial business combination, which we are actively seeking to accomplish, the option to convert each whole distributable redeemable warrant into one-fifth of a Class A ordinary share.
Approximately $[      ] was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 4001 Kennett Pike, Suite 302, Wilmington, DE 19807.
You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.

THE CHARTER AMENDMENT PROPOSAL
The Company is proposing to amend its charter to:
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cancel the three-month automatic extension period to which the Company was entitled in case it filed a preliminary proxy statement, registration statement or similar filing for a business combination during (i) the 15-month period from the consummation of the IPO, or (ii) any paid extension period, to consummate a business combination; and

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modify the monthly amount that our Sponsor or its affiliates or designees must deposit into the Trust Account in order to extend the period of time to consummate a business combination by one month, up to six times, in the event that the Company does not consummate a business combination within 15 months from the consummation of the IPO, if requested by the Sponsor and accepted by the Company, from $0.033 to the lesser of $0.033 per outstanding share and $180,000.

We are actively searching for potential business combination opportunities. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.
If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public shareholders have made an Election, and will, as promptly as reasonably practicable, and in any event within five business days, return any shares tendered to the Company’s transfer agent prior to the Extraordinary General Meeting. Further, if the Charter Amendments are not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination and that it is in the best interests of our shareholders that we obtain the Charter Amendments and that the Company’s shareholders redeem three-quarters of their shares in connection with this proxy solicitation.
A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Charter Amendment Proposal Our Board has determined that it is in the best interests of our shareholders to approve the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, and that such approval would also put the Company in a better position to complete a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that approval of the Charter Amendment Proposal, in combination with our public shareholders redeeming three-quarters of their shares in connection with this proxy solicitation, would allow the Company to be in a better position to consummate the business combination. Without the Charter Amendments and the redemption of three-quarters of our currently outstanding public shares, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.

If the Charter Amendments are approved and implemented, we intend to complete a business combination as soon as possible and in any event, on or before the Termination Date.
In addition, the Company’s IPO prospectus and Charter provide that amending our Charter require a special resolution under the Companies Act, which requires the affirmative vote of the holders of a majority of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares. Because we continue to believe that a business combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to make the Charter Amendments.
If the Charter Amendment Proposal is Not Approved
Shareholder approval of the Charter Amendments is required. Therefore, our Board will abandon and not implement the Charter Amendments unless our shareholders approve the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public shareholders have made an Election, and will, as promptly as reasonably practicable, and in any event within five business days, return any shares tendered to the Company’s transfer agent prior to the Extraordinary General Meeting. Further, if the Charter Amendments are not approved and we do not consummate a business combination by the Termination Date, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date.
There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment Proposal is approved, the Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Termination Date.
Notwithstanding shareholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our shareholders.
You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.
If the Charter Amendment Proposal is approved, and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account

may be only a small fraction of the approximately $[      ] held in the Trust Account as of the record date. We will not proceed with the Charter Amendments if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.
Redemption Rights
If the Charter Amendment Proposal is approved, and the Charter Amendments are implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. The Company encourages its public shareholders to redeem three-quarters of their shares in connection with this proxy solicitation. Holders of public shares who do not elect to redeem their public shares in connection with the Charter Amendments will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Termination Date. Immediately after the initial business combination redemption time and immediately prior to the closing of our initial business combination, we will effect a pro-rata distribution to our shareholders of distributable redeemable warrants, as described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022. Public shareholders who elect not to redeem some or all of their shares in connection with this proxy solicitation, and on any later redemption date, will be entitled to their pro rata portion of the distributable redeemable warrants upon such distribution. The aggregate amount of distributable redeemable warrants available for distribution will remain unchanged. Therefore, any redemption requests made in connection with the Charter Amendment Proposal and the initial business combination will increase the pro rata share of distributable redeemable warrants to be distributed to each shareholder with respect to any shares not redeemed by such shareholder. We intend to offer to holders of distributable redeemable warrants in connection with the closing of an initial business combination, which we are actively seeking to accomplish, the option to convert each whole distributable redeemable warrant into one-fifth of a Class A ordinary share.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT PROPOSAL PRIOR TO [      ] EASTERN TIME ON [      ], 2023.
In connection with tendering your shares for redemption, prior to the Extraordinary General Meeting, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[      ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on the record date was $[      ].
If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the Extraordinary General Meeting. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments.
The Charter Amendment Proposal is conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the Trust Account to be reduced below $60.0 million. Our Board reserves the right to waive such minimum balance condition and proceed with the Charter Amendment Proposal, in its sole discretion.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of certain material U.S. federal income tax considerations for holders of our Class A ordinary shares with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of our Class A ordinary shares who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).
This discussion is a summary only and does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain net investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, including but not limited to:
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our sponsor, founders, officers or directors;

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financial institutions or financial services entities;

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broker-dealers;

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governments or agencies or instrumentalities thereof;

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regulated investment companies;

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S corporations;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more (by vote or value) of our shares;

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insurance companies;

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dealers or traders subject to a mark-to-market method of accounting with respect to the securities;

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persons holding the securities as part of a “straddle,” constructive sale, hedge, conversion or other integrated or similar transaction;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such partnerships;

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tax-exempt entities;

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controlled foreign corporations; and

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passive foreign investment companies.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) or other pass-through entity holds our Class A ordinary shares, the U.S. federal income tax treatment of a partner in such partnership or equityholder in such pass-through entity generally will depend upon the status of the partner or equityholder, upon the activities of the partnership or other pass-through entity and upon certain determinations made at the partner or equityholder level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) to consult their tax advisors regarding the U.S. federal income tax considerations of the purchase, ownership and disposition of our securities by such partnership or pass-through entity.
This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this this Proxy Statement may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to Redeeming U.S. Holders (as defined below) of our Class A ordinary shares that elect to have their Class A ordinary shares of the Company redeemed for cash as described in the section entitled “The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (including other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

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a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares
Subject to the PFIC rules discussed below, if a Redeeming U.S. Holder’s Class A ordinary shares are redeemed pursuant to the exercise of a shareholder redemption right or if we purchase a Redeeming U.S. Holder’s Class A ordinary shares in an open market transaction (in either case referred to herein as a “redemption”), for U.S. federal income tax purposes, such redemption will be subject to the following rules. If the redemption qualifies as a sale of the Class A ordinary shares under the Code, the tax treatment of such redemption will be as described under “— Taxation on the Disposition of Class A Ordinary Shares and Warrants” above. Whether a redemption of our shares qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by such Redeeming U.S. Holder before and after the redemption. The redemption of Class A ordinary shares generally will be treated as a sale or exchange of the Class A ordinary shares (rather than as a distribution) if the redemption (1) is “substantially disproportionate” with respect to a Redeeming U.S. Holder, (2) results in a “complete termination” of such holder’s interest in us or (3) is “not essentially equivalent to a dividend” with respect to such holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder must take into account not only our shares actually owned by such holder, but also our shares that are constructively owned by such holder. A Redeeming U.S. Holder may constructively own, in addition to our shares owned directly, shares owned by related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any shares such holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of a warrant.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by a Redeeming U.S. Holder immediately following the redemption of our Class A ordinary shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by such holder immediately before the redemption. Prior to our initial business combination the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable.
There will be a complete termination of a Redeeming U.S. Holder’s interest if either (1) all of our shares actually and constructively owned by such Redeeming U.S. Holder are redeemed or (2) all of our shares actually owned by such Redeeming U.S. Holder are redeemed and such holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares.
The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution with the tax effects described in the S-1 Registration Statement under “United States Federal Income Tax Considerations’ “— Taxation of Distributions”. After the application of those rules, any remaining tax basis a Redeeming U.S. Holder has in the redeemed Class A ordinary shares will be added to the adjusted tax basis in such holder’s remaining Class A ordinary shares. If there are no remaining Class A ordinary shares, a Redeeming U.S. Holder should consult its own tax advisors as to the allocation of any remaining tax basis.
Redeeming U.S. Holders should consult with their own tax advisors regarding the tax consequences of an exercise of the redemption right, including regarding the reporting requirements applicable to certain Redeeming U.S. Holders.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if: (i) 75% or more of its gross income consists of passive income; or (ii) 50% or more of the average quarterly market value of its assets in that year are assets (including cash) that produce, or are held for the production of, passive income. For purposes of these calculations, if the corporation directly or indirectly owns at least 25% of the shares by value of another corporation, then it is treated as if it received directly its proportionate share of the income of such other corporation, and held its proportionate share of the assets of such other corporation. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because our assets will consist predominantly of cash prior to our initial business combination, there is a substantial likelihood that we will be a PFIC for such periods, unless we qualify for a start-up exception under which a corporation will not be a PFIC for the first taxable year in which it has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies to the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation in fact is not a PFIC for either of those years. The application of the start-up exception to us is uncertain and may not be known as late as after the close of up to two taxable years following our start-up year. In addition, we may still meet one of the PFIC tests after the acquisition of a company or assets in a business combination, depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Moreover, our actual PFIC status for our current taxable year or any future taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.
If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our Class A ordinary shares or warrants and, in the case of our Class A ordinary shares, the Redeeming U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Redemption of Class A Ordinary Shares,” above); and

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Redemption of Class A Ordinary Shares,” above.

Under these rules,
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the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Class A ordinary shares and warrants;

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the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

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the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the special tax and interest charge rules described above in respect of our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. A Redeeming U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A U.S. Holder may not make a QEF election with respect to warrants to acquire our Class A ordinary shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized will generally be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the U.S. Holder held the warrants. If a U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired Class A ordinary shares (or has previously made a QEF election with respect to our Class A ordinary shares), the QEF election will apply to the newly acquired Class A ordinary shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Class A ordinary shares (which will generally be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. Holder held the warrants), unless the U.S. Holder makes a purging election. One type of purging election creates a deemed sale of such shares at their fair market value. Any gain recognized in this deemed sale will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of this election, the U.S. Holder will have additional tax basis (to the extent of any gain recognized on the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in the Class A ordinary shares acquired upon the exercise of the warrants.
U.S. HolderRedeeming U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances (including a potential separate “deemed dividend” purging election that may be available if we are a controlled foreign corporation). The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year prior to our initial business combination, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided or that we will timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our Class A ordinary shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or because of a purging election, as described above), any gain recognized on the sale of our Class A ordinary shares generally will be taxable as capital gain and no interest charge will be imposed under the PFIC rules. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of our earnings and profits, whether or not distributed for such taxable year. In such case, a subsequent distribution of such earnings and profits that were previously included in the Redeeming U.S. Holder’s income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules.
Although a determination as to our PFIC status will be made annually, if we are classified as a PFIC for any taxable year during which a Redeeming U.S. Holder holds our Class A ordinary shares or warrants, the Redeeming U.S. Holder will continue to be treated as holding shares in a PFIC for all succeeding years during which the Redeeming U.S. Holder holds our Class A ordinary shares or warrants, whether or not we meet the test for PFIC status in those subsequent years, unless we cease to be a PFIC and the Redeeming U.S. Holder makes a purging election with respect to the Class A ordinary shares or warrants. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Class A ordinary shares, however, will not be subject to the special tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect of such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Class A ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) Class A ordinary shares in us and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect of its Class A ordinary shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Class A ordinary shares at the end of its taxable year over the adjusted basis in its Class A ordinary shares. Such a Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). Such Redeeming U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.
If, at any time that we are treated as a PFIC, we have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, is generally required to file an IRS Form 8621 and provide such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with QEF, purging, and mark-to-market elections are complex and are affected by various factors in addition to those described above. Accordingly, Redeeming U.S. Holders of our Class A ordinary shares or warrants should consult their own tax advisors concerning the application of the PFIC rules to our Class A ordinary shares or warrants under their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of our Class A ordinary shares that elect to have their Class A ordinary shares of the Company redeemed for cash as described in the section entitled “The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.
The redemption of a Non-U.S. Holder’s Class A ordinary shares generally will be treated either as a sale of the Class A ordinary shares or as a corporate distribution, as described under “U.S. Holders — Redemption of Class A Ordinary Shares” above. The consequences to the Non-U.S. Holder of such a sale or deemed distribution would be as described above in the following two paragraphs.
Dividends (including constructive distributions treated as dividends) paid or deemed paid to a Redeeming Non-U.S. Holder in respect of our Class A ordinary shares generally will not be subject to U.S. federal income tax.

In addition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of our Class A ordinary shares or warrants (including a redemption or cashless exercise of warrants to the extent such disposition may otherwise be treated as taxable).
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL.

THE EXTRAORDINARY GENERAL MEETING
Overview
Date, Time and Place.   The Extraordinary General Meeting of the Company’s shareholders will be held at [      ] [a.m.] Eastern Time on [      ], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/tlgyacquisition/2023. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. The Extraordinary General Meeting may also be attended in person at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 1 Liberty Pl, New York, NY 10006. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport. Only shareholders who own shares of our ordinary shares as of the close of business on the record date will be entitled to attend the meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to [      ], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
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Within the U.S. and Canada: 1 800-450-7155 (toll-free)

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Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 1986179#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.
Voting Power; record date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s Class A ordinary shares at the close of business on [      ], 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of the Charter Amendment Proposal will require the affirmative vote of holders of a majority of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares. Your failure to vote or instruct your broker or bank how to vote will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal, and an abstention will mean that your vote will not be counter as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal. Broker non-votes will have the same effect as “AGAINST” votes.
At the close of business on the record date of the Extraordinary General Meeting, there were 23,000,000 shares of Class A ordinary shares and 5,750,000 shares of Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Charter Amendments. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Okapi Partners to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at (855) 208-8903 (toll free) or by email at info@okapipartners.com.
Required Vote
The affirmative vote by holders of a majority of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares, is required to approve the Charter Amendment Proposal. If the Charter Amendment Proposal is not approved, the Charter Amendments will not be implemented and, if a business combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination before the Termination Date. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Charter Amendment Proposal. Notwithstanding shareholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our shareholders.
Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Charter Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 5,434,700 Founder Shares, representing approximately 18.9% of the Company’s issued and outstanding ordinary shares. Our Sponsor and our directors and officers do not intend to purchase shares of Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Charter Amendments.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the fact that our Sponsor owns 5,344,700 Founder Shares and 11,259,500 Private Placement Warrants. In addition, each of our independent directors owns 30,000 Founder Shares. Jin-Goon Kim is the manager of TLGY Holdings LLC, which is the manager of our Sponsor, and has joint voting and investment discretion with respect to the ordinary shares held of record by the Sponsor.

Accordingly, the shares held by our Sponsor may be deemed to be beneficially held by Jin-Goon Kim. Jin-Goon Kim disclaims beneficial ownership of the ordinary shares held of record by the Sponsor, except to the extent of any pecuniary interest therein. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000;
•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.20 per public share and (ii) the actual per public share amount as is in the Trust Account on the liquidation date held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) and, in the case of claims under our indemnity of the underwriters of the initial public offering, only against certain liabilities; and

•
the fact that all of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Additionally, if the Charter Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for a business combination.
The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Charter Amendments are in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Board has determined that it is in the best interests of our shareholders to approve the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, and that such approval would also put the Company in a better position to complete a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that approval of the Charter Amendment Proposal, in combination our public shareholders redeeming three-quarters of their shares in connection with this proxy solicitation, would allow the Company to be in a better position to consummate the business combination. Without the Charter Amendments and the redemption of three-quarters of our currently outstanding public shares, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.
If the Charter Amendments are approved and implemented, we intend to complete a business combination as soon as possible and in any event, on or before the Termination Date.
In addition, the Company’s IPO prospectus and Charter provide that Amending our Charter requires a special resolution under the Companies Act, which requires the affirmative vote of the holders of a majority of at least three-quarters of our ordinary shares who attend and vote at a general meeting of the company, including the Founder Shares. Because we continue to believe that a business combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to make the Charter Amendments.

The Company is not asking you to vote a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date. After careful consideration of all relevant factors, the Board determined that the Charter Amendments are in the best interests of the Company and its shareholders.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Charter Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond the Termination Date.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires must be passed as an ordinary resolution under the Companies Act, and therefore requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares ;

•
each of our executive officers and directors that beneficially owns ordinary shares ; and

•
all our officers and directors as a group.

As of the record date, there were 23,000,000 shares of Class A ordinary shares and 5,750,000 shares of Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Issued and Outstanding Shares
TLGY Sponsors LLC(3)	5,344,700	18.6%
Jin-Goon Kim(3)	5,344,700	18.6%
Shrijay (Jay) Vijayan	30,000	*
Donghyun Han	30,000	*
Hyunchan Cho	30,000	*
Steven Norman(4)	—(4)	—
Theron Odlaug(4)	—(4)	—
All officers and directors as a group (6 individuals)	5,434,700	18.9%
Saba Capital Management, L.P.(5)	1,987,710	6.9%
Boaz R. Weinstein(5)	1,987,710	6.9%
Saba Capital Management GP, LLC(5)	1,987,710	6.9%
Castle Creek Arbitrage, LLC(6)	1,786,898	6.2%
Mr. Allan Weine(6)	1,786,898	6.2%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following is c/o TLGY Sponsors LLC, Flat A, 6/F, Ho Lee Commercial Building, 38-44 D’Aguilar Street, Central, Hong Kong SAR.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in the prospectus for our IPO.

(3)
TLGY Sponsors LLC, our sponsor, is the record holder of the shares reported herein. Jin-Goon Kim is the manager of TLGY Holdings LLC, which is the manager of our sponsor, and has joint voting and investment discretion with respect to the ordinary shares held of record by TLGY Sponsors LLC. Accordingly, the shares held by our sponsor may be deemed to be beneficially held by Jin-Goon Kim. Jin-Goon Kim disclaims beneficial ownership of the ordinary shares held of record by TLGY Sponsors LLC, except to the extent of any pecuniary interest therein.

(4)
This individual does not beneficially own any of our ordinary shares. However, this individual has a pecuniary interest in the founder shares through his ownership of membership interests of our sponsor.

(5)
According to a Schedule 13G/A filed on February 14, 2022, on behalf of Saba Capital Management, L.P., Boaz R. Weinstein and Saba Capital Management GP, LLC. The business address of each of these shareholders is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)
According to a Schedule 13G filed on February 11, 2022, on behalf of Castle Creek Arbitrage, LLC and Mr. Allan Weine. The business address of each of these shareholders is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603.

SHAREHOLDER PROPOSALS
If the Charter Amendment Proposal is approved, we anticipate that the 2023 annual meeting of shareholders will be held no later than December 31, 2023.
Our Charter provides notice procedures for shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 120 calendar days before the date of the Company’s proxy statement release to the shareholders in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.
Prior to the consummation of a Business Combination, the Company may by ordinary resolution of the holders of its Class B ordinary shares appoint any person to be a director or may by ordinary resolution of the holders of the Class B ordinary shares remove any director. Prior to the consummation of a Business Combination, holders of Class A ordinary shares have no right to vote on the appointment or removal of any director.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at mail@tlgyacquisition.com to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8903
E-mail: info@okapipartners.com
You may also obtain these documents by requesting them via e-mail from the Company at mail@tlgyacquisition.com.
If you are a shareholder of the Company and would like to request documents, please do so by [      ], 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF TLGY ACQUISITION CORPORATION
RESOLVED, as a special resolution, that text of Article 49.7 of the Amended and Restated Memorandum and Articles of Association of the Company is hereby amended and restated to read in full as follows:
In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO, which date may be extended by the Company by resolution of the Directors if requested by the Sponsor or its Affiliates up to six times by an additional one month each time, subject in each case to the Sponsor or its affiliates or designees depositing for each month extension the lesser of $0.033 per share and $180,000 into the Trust Account, on the prior date of the applicable deadline, in accordance with the terms described in the prospectus relating to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a) cease all operations except for the purpose of winding up;
(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.” (the “Charter Amendments”)
PROVIDED that the Charter Amendments may not be approved or effective, at the sole discretion of the Board, if: (1) as a consequence of redemptions of the Company’s Public Shares submitted to the Company pursuant to Article 49.8 of the Articles in connection with the Extraordinary General Meeting held to approve the Charter Amendments the Company’s net tangible assets would be less than US$5,000,001 following such redemptions; or (2) within two business days following the Extraordinary General Meeting to approve the Charter Amendments the Board of the Company resolves not to proceed with the Charter Amendments because submitted redemptions of the Company’s Public Shares pursuant to Article 49.8 of the Articles in connection with the Extraordinary General Meeting held to approve the Charter Amendments would cause the Company’s Trust Account to hold less than US$60,000,000.

PRELIMINARY PROXY — SUBJECT TO COMPLETION
TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
[      ], 2023
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [      ], 2023
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [      ], 2023 and Proxy Statement, dated [      ], 2023, in connection with the Extraordinary General Meeting to be held at [      ] [a.m.] Eastern Time on [      ], 2023 as a virtual and in person meeting (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Jin-Goon Kim (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE CHARTER AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [      ], 2023: This notice of meeting and the accompany proxy statement are available at [      ].

Proposal 1 — Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

Approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying Proxy Statement (the “Charter Amendment Proposal”) to:
 —
cancel the three-month automatic extension period to which the Company was entitled in case it filed a preliminary proxy statement, registration statement or similar filing for a business combination during (i) the 15-month period from the consummation of the IPO, or (ii) any paid extension period, to consummate a business combination; and

 —
modify the monthly amount that our Sponsor or its affiliates or designees must deposit into the Trust Account in order to extend the period of time to consummate a business combination by one month, up to six times, in the event that the Company does not consummate a business combination within 15 months from the consummation of the IPO, if requested by the Sponsor and accepted by the Company, from $0.033 to the lesser of $0.033 per outstanding share and $180,000.

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve, by way of ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, pursuant to the resolution set forth in the Adjournment Proposal in the accompanying Proxy Statement.
	☐	☐	☐
Dated: [ ], 2023
Shareholder’s Signature
(Shareholder’s Signature if held Jointly)
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.